UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08388

Morgan Stanley Asia-Pacific Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is  not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget (“OMB”) control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2007 Semi-Annual Report

June 30, 2007

Morgan Stanley Asia-Pacific Fund, Inc.

Morgan Stanley
Investment Management Inc. Investment Adviser

Morgan Stanley Asia-Pacific Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2007, the Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”) had total returns, based on net asset value and market price per share of 14.62%, net of fees and 7.58%, respectively, compared to 10.36% for its benchmark. The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan Net and All-Country Asia-Pacific Free ex-Japan Net (together, the “Index”), with each index weighted equally. On June 30, 2007, the closing price of the Fund’s shares on the New York Stock Exchange was $20.50, representing a 14.2% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•             All markets in the Asia Pacific region posted positive returns during this six-month period, with most recording double digit returns. Pakistan’s market was unfazed by recent political uncertainty and unrest, and posted returns in excess of 40%, making it the Index’s best performer. Following Pakistan was Malaysia, which benefited from pump priming project announcements by the government. Both markets were laggards in 2006. Hong Kong underperformed during this period due to concerns over China potentially tightening monetary conditions.

•             The MSCI Japan Index was up 2.9% in U.S. dollar and 6.6% in Japanese Yen (JPY) terms during the reporting period. The TOPIX Index advanced 6.3% during the six-month period, while the Mothers Index and the Nikkei JASDAQ Index declined, falling by 17.6% and 0.6% in JPY terms, respectively. The best gains among sector classifications were energy and capital goods, while consumer services and semiconductor and semiconductor equipment declined most for the period. The energy sector was boosted by an increase in crude oil prices.

•             Overall, both country allocation and stock selection contributed to the Fund’s performance, but the latter was the primary contributor. Positive country allocation came from our relative underweight in Japan and overweights in China and Singapore; this positive influence was partially offset by the Fund’s underweight exposure to Australia, Malaysia and South Korea. From a bottom-up perspective, stock selection was positive across several markets including Japan, China, Singapore, Australia, India and South Korea.

•             From the non-Japan portion, the Fund’s overweight exposure to Singapore real estate stocks and to Chinese energy and container shipping companies, together with an overweight in Australian metals and mining stocks contributed to performance. Additionally, the Fund’s overweight in heavy engineering and construction stocks in both South Korea and India provided a further boost to performance.

•             The Japan segment was the best relative contributor to the Fund for the six-month period, largely due to its strong stock selection. Specifically, the overweight allocation to and stock selection in the technology hardware and equipment sector strongly supported relative performance. In addition, a minimum allocation to the bank sector and stock selection in the software and services sector assisted relative performance. The chief contributor among stock picks was a game console company whose share price reacted positively to strong sales of a portable game player and its next-generation video game console. On the other hand, stock selection in the consumer durables and apparel sector detracted from relative performance.

Management Strategies

•             In non-Japan Asia, we continued to focus on domestic reflation and endogenous growth stories across markets. Throughout the first quarter of 2007, we maintained our overweight in real estate and specialty retail stocks while underweighting the telecommunication services, utilities and energy sectors. A key sector that underperformed in the first half of the year was financials, in which the Fund was underweighted. We believe that stronger growth will lead to higher loan volume growth going forward and non performing loans will remain benign. We also continue to find growth potential in the areas of coal, container shipping and infrastructure across Asia ex-Japan. On a relative basis in the second quarter, we have maintained our overweight in real estate, heavy engineering and marine, while underweighting semiconductors, telecommunications and utilities.

Morgan Stanley Asia-Pacific Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

Management Strategies (cont’d)

•   With regard to Japan, from January through March 2007, the announcement of a number of positive developments seemed to convince investors that the Japanese economy was solid. For instance, the October to December 2006 gross domestic product growth rate was revised to an annualized rate of 5.5%. Corporate statistics showed that capital expenditures jumped 16.8% to a new record high, according to the Ministry of Finance. Japanese land price averages rose for the first time in 16 years. Also, the Bank of Japan raised interest rates in February for the second time in six months to 0.5%. Supported by solid economic fundamentals, the TOPIX Index gained momentum through late February when the Shanghai stock market saw a record drop. While the worldwide stock markets recovered after the correction, volatility continued to increase in Japanese markets as investors were on the sidelines ahead of the fiscal year 2006 results announcement season, which started in late April. However, the trend turned upward again in May, driven mainly by stocks with exposure to domestic demand as fiscal year 2007 earnings projections by major banks exceeded expectations. Yen depreciation and the solid U.S. market also helped fuel the share price rise in June even though the Japanese market was temporarily soft in the middle of the month due to a sharp rise in global interest rates.

•    Foreign institutional investors were net buyers of Japanese stocks for the six-month period, while there was net selling by individual investors.

•   The Upper House Elections are expected to occur on July 29, and the opinion polls for Prime Minster Abe are looking gloomy. The pension accounting problem—a bookkeeping error estimated to affect almost 50 million public pension holders’ accounts—have pushed the approval rating for the prime minister down to 36%. In addition, the suicide in May of Agricultural Minister Matsuoka over misuse of funds has further contributed to this rating, which is the lowest for a Japanese leader since 2001 when Mr. Mori was prime minister. Therefore, this election may result in a leadership change and a time of uncertainty, which may weigh on the equity markets and hold any advances in check.

•    In addition, although the U.S. markets appear to be digesting the recent credit problems, we remain cautious on sub-prime mortgages, collateralized debt obligations and other leveraged derivatives. We also have concerns about the U.S. consumer and a possible slowing of corporate profits and trade growth. Moreover, the massive move in U.S. Treasury yields during June and rapid rise in the Chinese Consumer Price Index from 3% to 3.4% in May could be signaling an end to the global liquidity cycle to which investors have become so accustomed. Given the Bank of Japan’s recent language, we would not be surprised to see another rate increase in Japan during July or August—although politicians will likely strongly oppose such a hike, and this too may further restrain certain sectors of the Japanese equity markets.

•    We believe valuations for Japanese equities are currently at fair value, with forward price to earnings ratios trading at approximately 18 times and therefore within the past few years’ range of 16 to 20 times. On the other hand, corporate bottom-up expectations of a modest 2% rise in March 2008 profit growth appears too conservative in our estimations, especially given the weaker than expected yen, and this conservative outlook may provide “positive” micro surprises, as it has done in the past several years.

•    We believe the equity markets therefore may be “range-bound,” though external factors remain of some concern. Since Japan is less owned by leveraged investors—due, in part, to low levels of margin buying by individual investors in Japan—any correction may be modest and Japanese markets may be less vulnerable to market adjustments outside of Japan. The key to the next direction of the stock market may be the yen, which currently is trading at 20-year lows when adjusted for inflation.

Sincerely,

Ronald E. Robison
President and Principal Executive Officer	July 2007

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Investment Advisory
Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the “Adviser” and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended November 30, 2006, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is a closed-end fund and, therefore, that the Fund’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Investment Advisory
Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board concluded that the sales commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

On April 25, 2007, after considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement for another year until April 30, 2008. On June 20, 2007, the Board again considered and weighed all of the above factors and concluded that it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement to continue until June 30, 2008.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Portfolio of Investments

		Value
	Shares	(000)
COMMON STOCKS (97.5%)
(Unless Otherwise Noted)
Australia (13.3%)
Beverages
Foster’s Group Ltd.	1,035,350	$5,600
Capital Markets
Macquarie Bank Ltd.	106,300	7,660
Commercial Banks
Commonwealth Bank of Australia	124,300	5,822
National Australia Bank Ltd.	258,240	8,981
Westpac Banking Corp.	267,850	5,827
		20,630
Food & Staples Retailing
Metcash Ltd.	199,800	762
Hotels, Restaurants & Leisure
Tattersall’s Ltd.	1,165,600	4,645
Industrial Conglomerates
Wesfarmers Ltd.	195,500	7,580
Insurance
QBE Insurance Group Ltd.	153,300	4,055
Suncorp-Metway Ltd.	220,753	3,775
		7,830
Metals & Mining
BHP Billiton Ltd.	903,977	26,846
Rio Tinto Ltd.	156,550	13,112
		39,958
Multiline Retail
Harvey Norman Holdings Ltd.	1,636,400	7,339
Oil, Gas & Consumable Fuels
Straits Resources Ltd.	994,300	3,869
Textiles, Apparel & Luxury Goods
Billabong International Ltd.	315,750	4,805
		110,678
China (10.7%)
Airlines
Air China Ltd., ‘H’	3,626,000	2,769
Automobiles
Dongfeng Motor Group Co., Ltd., ‘H’	5,222,000	2,778

Commercial Banks
Bank of China Ltd., ‘H’	(a)6,338,000	3,145
China Construction Bank Corp., ‘H’	20,627,000	14,193
China Merchants Bank Co., Ltd., ‘H’	1,182,500	3,599
		20,937
Construction & Engineering
China Communications Construction Co., Ltd., ‘H’	1,703,000	3,049
Electrical Equipment
Harbin Power Equipment, ‘H’	2,249,000	3,400
Health Care Equipment & Supplies
Moulin Global Eyecare Holdings Ltd.	(a)(b)(d)1,616,000	@—
Independent Power Producers & Energy Traders
China Resources Power Holdings Co.	1,400,000	3,341
Huaneng Power International, Inc., ‘H’	3,684,000	4,184
		7,525
Insurance
China Life Insurance Co., Ltd., ‘H’	105,000	378
PICC Property & Casualty Co., Ltd., ‘H’	(a)4,860,000	3,959
Ping An Insurance Group Co. of China Ltd., ‘H’	926,000	6,543
		10,880
Marine
China Cosco Holdings Co., Ltd., ‘H’	4,677,050	6,711
Metals & Mining
Maanshan Iron & Steel, Co., Ltd. ‘H’	3,679,000	2,870
Oil, Gas & Consumable Fuels
China Coal Energy Co.	(a)3,432,000	5,144
CNOOC Ltd.	1,851,000	2,097
PetroChina Co., Ltd., ‘H’	1,390,000	2,048
		9,289
Real Estate
Wharf Holdings Ltd.	941,500	3,763
Specialty Retail
GOME Electrical Appliances Holdings Ltd.	2,548,000	3,904
Transportation Infrastructure
Cosco Pacific Ltd.	370,000	970
Wireless Telecommunication Services
China Mobile Hong Kong Ltd.	928,000	9,963
		88,808
Hong Kong (2.9%)
Household Durables
Samson Holding Ltd.	3,760,000	1,947
Techtronic Industries Co.	1,977,000	2,640
		4,587

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
Hong Kong (cont’d)
Real Estate
Cheung Kong Holdings Ltd.	192,000	$2,515
Great Eagle Holdings Ltd.	516,000	1,808
HongKong Land Holdings Ltd.	420,000	1,890
New World Development Ltd.	2,201,800	5,508
		11,721
Specialty Retail
Esprit Holdings Ltd.	615,000	7,802
		24,110
India (2.0%)
Commercial Banks
Punjab National Bank Ltd.	(b)241,000	3,835
Electrical Equipment
ABB Ltd.	180,000	4,839
Bharat Heavy Electricals Ltd.	206,474	7,800
		12,639
		16,474
Indonesia (2.7%)
Automobiles
Astra International Tbk PT	1,765,500	3,302
Commercial Banks
Bank Central Asia Tbk PT	2,672,000	1,612
Bank Rakyat Indonesia Tbk PT	4,027,000	2,563
		4,175
Construction Materials
Indocement Tunggal Prakarsa Tbk PT	1,819,500	1,259
Diversified Telecommunication Services
Telekomunikasi Indonesia Tbk PT	1,956,500	2,133
Food Products
Astra Agro Lestari Tbk PT	1,194,500	1,818
Indofood Sukses Makmur Tbk PT	6,571,000	1,473
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,571,000	1,130
		4,421
Machinery
United Tractors Tbk PT	2,631,500	2,403
Metals & Mining
International Nickel Indonesia Tbk PT	325,500	1,999
Multiline Retail
Mitra Adiperkasa Tbk PT	5,554,800	529
Oil, Gas & Consumable Fuels
Tambang Batubara Bukit Asam Tbk PT	2,611,500	1,893
		22,114
Japan (45.4%)
Auto Components
Toyoda Gosei Co., Ltd.	50,100	1,416
Automobiles
Nissan Motor Co., Ltd.	937,500	10,058
Suzuki Motor Corp.	276,600	7,863
Toyota Motor Corp.	216,600	13,722
Yamaha Motor Co., Ltd.	226,300	6,580
		38,223
Building Products
Daikin Industries Ltd.	210,800	7,687
Nippon Sheet Glass Co., Ltd.	520,000	2,378
Sanwa Shutter Corp.	489,000	2,836
		12,901
Chemicals
Daicel Chemical Industries Ltd.	777,000	5,067
Denki Kagaku Kogyo KK	1,148,000	5,175
Kaneka Corp.	590,000	4,950
Lintec Corp.	166,600	3,532
Mitsubishi Chemical Holdings Corp.	742,000	6,822
Nifco, Inc.	163,000	3,568
Shin-Etsu Polymer Co., Ltd.	261,900	3,578
Teijin Ltd.	925,000	5,063
Toyo Ink Manufacturing Co., Ltd.	387,000	1,477
		39,232
Commercial Services & Supplies
Dai Nippon Printing Co., Ltd.	316,000	4,720
Nissha Printing Co., Ltd.	52,300	1,423
		6,143
Computers & Peripherals
Fujitsu Ltd.	1,139,000	8,400
Mitsumi Electric Co., Ltd.	229,600	8,242
NEC Corp.	1,292,000	6,695
Toshiba Corp.	1,325,000	11,568
		34,905
Construction & Engineering
Kyudenko Corp.	249,000	1,353
Maeda Road Construction Co., Ltd.	194,000	1,722
Obayashi Corp.	653,000	3,564
Sanki Engineering Co., Ltd.	95,000	761
		7,400

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
Japan (cont’d)
Consumer Finance
Hitachi Capital Corp.	210,600	$3,212
Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	910	4,043
Electric Utilities
Tokyo Electric Power Co., Inc.	80,000	2,573
Electrical Equipment
Furukawa Electric Co., Ltd.	906,000	5,011
Electronic Equipment & Instruments
Hitachi Ltd.	1,114,000	7,917
Kyocera Corp.	81,600	8,709
Ryosan Co., Ltd.	112,000	2,765
TDK Corp.	80,900	7,832
		27,223
Food & Staples Retailing
FamilyMart Co., Ltd.	159,300	4,205
Food Products
House Foods Corp.	128,800	1,980
Nippon Meat Packers, Inc.	301,000	3,643
		5,623
Household Durables
Casio Computer Co., Ltd.	334,500	5,227
Matsushita Electric Industrial Co., Ltd.	501,000	9,949
Rinnai Corp.	80,400	2,514
Sekisui Chemical Co., Ltd.	648,000	5,015
Sekisui House Ltd.	360,000	4,810
Sony Corp.	134,000	6,889
		34,404
Leisure Equipment & Products
Fuji Photo Film Co., Ltd.	169,300	7,576
Yamaha Corp.	247,600	5,148
		12,724
Machinery
Amada Co., Ltd.	473,000	5,920
Daifuku Co., Ltd.	344,000	4,752
Fuji Machine Manufacturing Co., Ltd.	143,900	3,372
Fujitec Co., Ltd.	212,000	1,429
Kurita Water Industries Ltd.	204,500	6,428
Minebea Co., Ltd.	633,000	3,583
Mitsubishi Heavy Industries Ltd.	1,573,000	10,106
Tsubakimoto Chain Co.	648,000	4,679
		40,269
Media
Toho Co., Ltd.	92,600	$1,677
Metals & Mining
Mitsui Mining & Smelting Co.	783,000	3,663
Nippon Steel Corp.	422,000	2,975
		6,638
Office Electronics
Canon, Inc.	229,600	13,482
Ricoh Co., Ltd.	429,000	9,930
		23,412
Pharmaceuticals
Astellas Pharmaceutical, Inc.	162,400	7,070
Daiichi Sankyo Co., Ltd.	248,000	6,586
Ono Pharmaceutical Co., Ltd.	107,300	5,691
		19,347
Road & Rail
East Japan Railway Co.	654	5,046
Semiconductors & Semiconductor Equipment
Rohm Co., Ltd.	56,500	5,025
Software
Nintendo Co., Ltd.	45,100	16,520
Textiles, Apparel & Luxury Goods
Nisshinbo Industries, Inc.	244,000	3,412
Trading Companies & Distributors
Hitachi High-Technologies Corp.	89,900	2,337
Mitsubishi Corp.	417,900	10,963
Nagase & Co., Ltd.	208,000	2,782
		16,082
		376,666
Malaysia (0.8%)
Commercial Banks
Public Bank, Bhd (Foreign)	268,600	774
Malaysia (cont’d)
Construction & Engineering
IJM Corp., Bhd	531,250	1,285
Food Products
IOI Corp., Bhd	1,660,000	2,500
Kuala Lumpur Kepong Bhd	412,500	1,541
		4,041
Multi-Utilities
YTL Corp., Bhd	276,000	660
		6,760
Pakistan (0.3%)
Oil, Gas & Consumable Fuels
Oil & Gas Development Co., Ltd.	1,377,230	2,728

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
Philippines (0.9%)
Diversified Financial Services
Ayala Corp.	262,140	$3,089

Wireless Telecommunication Services
Philippines Long Distance Telephone Co.	81,570	4,674
		7,763
Singapore (5.7%)
Commercial Banks
Oversea-Chinese Banking Corp.	1,011,400	6,045
United Overseas Bank Ltd.	405,000	5,821
		11,866
Computers & Peripherals
Unisteel Technology Ltd.	1,130,625	1,654
Food Products
Wilmar International Ltd.	926,900	1,926
Real Estate
CapitaLand Ltd.	1,329,000	7,033
CDL Hospitality Trusts REIT	2,561,700	4,117
City Developments Ltd.	196,000	2,215
Suntec REIT	3,206,000	4,063
United Industrial Corp., Ltd.	5,496,000	12,566
		29,994
Transportation Infrastructure
CWT Ltd	2,718,000	1,882
		47,322
South Korea (7.4%)
Chemicals
LG Chemical Ltd.	16,394	1,386
LG Petrochemical Co., Ltd.	6,561	256
SSCP Co., Ltd.	(a)28,180	900
		2,542
Commercial Banks
Kookmin Bank	5,252	461
Korea Exchange Bank	177,570	2,643
Shinhan Financial Group Co., Ltd.	85,390	5,195
Woori Finance Holdings Co., Ltd.	83,750	2,121
		10,420
Construction & Engineering
GS Engineering & Construction Corp.	19,270	2,305
Hyundai Engineering & Construction Co., Ltd.	(a)28,110	2,057
Samsung Engineering Co., Ltd.	23,000	2,430
		6,792
Electronic Equipment & Instruments
LG.Philips LCD Co., Ltd.	(a)66,550	$2,961

Food & Staples Retailing
Shinsegae Co., Ltd.	2,895	1,886
Household Durables
EnE System, Inc.	(a)126,660	1,419
LG Electronics, Inc.	49,570	4,099
Woongjin Coway Co., Ltd.	95,650	3,241
		8,759
Industrial Conglomerates
Orion Corp.	3,436	1,026
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	8,180	1,576
Internet Software & Services
CDNetworks Co., Ltd.	(a)15,305	374
NHN Corp.	(a)18,440	3,363
		3,737
Machinery
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	29,994	1,698
Doosan Infracore Co., Ltd.	68,350	2,293
Hyundai Heavy Industries	16,912	6,316
Hyundai Mipo Dockyard	14,507	4,036
		14,343
Media
Cheil Communications, Inc.	7,270	2,239
Personal Products
Amorepacific Corp.	3,123	2,474
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd. (Preference)	2,583	1,209
Textiles, Apparel & Luxury Goods
Cheil Industries, Inc.	30,360	1,459
		61,423
Taiwan (5.0%)
Chemicals
Eternal Chemical Co., Ltd.	1,094,000	1,734
Computers & Peripherals
Asustek Computer, Inc.	589,000	1,620
Foxconn Technology Co., Ltd.	436,000	5,240
High Tech Computer Corp.	40,400	722
Sunrex Technology Corp.	1,094,000	1,410
		8,992

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
Taiwan (cont’d)
Electronic Equipment & Instruments
AU Optronics Corp.	5,133,000	$8,746
Everlight Electronics Co., Ltd.	278,080	994
Hon Hai Precision Industry Co., Ltd.	189,756	1,640
InnoLux Display Corp.	(a)852,000	3,526
Tripod Technology Corp.	462,640	2,358
TXC Corp.	483,000	1,043
		18,307
Insurance
Cathay Financial Holding Co., Ltd.	1,124,967	2,687
Marine
Evergreen Marine Corp., Taiwan Ltd.	1,213,000	803
Yang Ming Marine Transport Corp.	4,652,000	3,609
		4,412
Semiconductors & Semiconductor Equipment
Advanced Semiconductor Engineering, Inc.	(a)1,345,000	1,831
MediaTek, Inc.	172,000	2,679
Siliconware Precision Industries Co.	578,000	1,228
		5,738
		41,870
Thailand (0.4%)
Commercial Banks
Kasikornbank PCL (Foreign)	(b)751,000	1,664
Household Durables
Land & Houses PCL (Foreign)	(b)1,685,100	366
Oil, Gas & Consumable Fuels
Banpu PCL (Foreign)	(b)900	7
Banpu PCL NVDR	(b)163,100	1,266
		1,273
		3,303
TOTAL COMMON STOCKS (Cost $573,297)		810,019
INVESTMENT COMPANY (1.2%)
India (1.2%)
Diversified Financial Services
Morgan Stanley Growth Fund (Cost $1,593)	(c)8,615,401	9,990
RIGHTS (0.00%)
Hong Kong (0.0%)
Real Estate
New World Development, Ltd. (Cost $@—)	(a)2,201,800	$ @—
SHORT-TERM INVESTMENT (1.5%)
United States (1.5%)
Investment Company
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $12,268)	(c)12,268,045	12,268
TOTAL INVESTMENTS (100.2%) (Cost $587,158)		832,277
Liabilities in Excess of Other Assets (-0.2%)		(1,923)
Net Assets (100%)		$830,354

(a)	Non-income producing.
(b)	Security was valued at fair value — At June 30, 2007, the Fund held fair valued securities valued at $7,138,000 representing 0.9% of net assets.
(c)	See Note G to the financial statements regarding investments in Morgan Stanley Growth Fund and Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(d)	Security has been deemed illiquid at June 30, 2007.
@	Value is less than $500.
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
USD	56	$56	7/2/07	MYR	192	$56	$ @—
USD	5	5	7/3/07	AUD	6	5	@—
USD	7	7	7/3/07	SGD	10	7	@—
		$68				$68	$ @—

AUD —  Australian Dollar

MYR —  Malaysian Ringgit

SGD  —  Singapore Dollar

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Portfolio of Investments (cont’d)

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

*   Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Financial Statements

Statement of Assets and Liabilities

June 30, 2007
(unaudited)
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $573,297)	$810,019
Investments in Securities of Affiliated Issuers, at Value (Cost $13,861)	22,258
Receivable for Investments Sold	1,829
Dividends Receivable	1,174
Interest Receivable	56
Tax Reclaim Receivable	5
Receivable from Affiliate	2
Unrealized Appreciation on Foreign Currency Exchange Contracts	@—
Other Assets	37
Total Assets	835,380
Liabilities:
Payable For:
Dividends Declared	2,151
Investments Purchased	1,805
Investment Advisory Fees	671
Custodian Fees	104
Foreign Currency Overdraft	66
Administration Fees	18
Other Liabilities	211
Total Liabilities	5,026
Net Assets
Applicable to 34,750,899 Issued and Outstanding $0.01 Par Value Shares (200,000,000 Shares Authorized)	$830,354
Net Asset Value Per Share	$23.89
Net Assets Consist of:
Common Stock	$348
Paid-in Capital	571,697
Undistributed (Distributions in Excess of) Net Investment Income	(7,194)
Accumulated Net Realized Gain (Loss)	20,371
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Exchange Contracts and Translations	245,132
Net Assets	$830,354

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Financial Statements

Statement of Operations

Six Months Ended
June 30, 2007
(unaudited)
(000)
Investment Income
Dividends from Securities of Unaffiliated Issuers (Net of $488 of Foreign Taxes Withheld)	$7,297
Interest from Securities of Unaffiliated Issuers	137
Interest from Security of Affiliated Issuer	134
Total Investment Income	7,568
Expenses
Investment Advisory Fees (Note B)	3,824
Administration Fees (Note C)	306
Custodian Fees (Note D)	218
Professional Fees	36
Stockholder Reporting Expenses	32
Stockholder Servicing Agent Fees	25
Directors’ Fees and Expenses	6
Other Expenses	30
Total Expenses	4,477
Waiver of Administration Fees (Note C)	(201)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(4)
Expense Offset (Note D)	@—
Net Expenses	4,272
Net Investment Income (Loss)	3,296
Net Realized Gain (Loss) on:
Investments in Unaffiliated Issuers	45,401
Foreign Currency Transactions	(457)
Net Realized Gain (Loss)	44,944
Change in Unrealized Appreciation (Depreciation) on:
Investments	56,642
Foreign Currency Translations	11
Change in Unrealized Appreciation (Depreciation)	56,653
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	101,597
Net Increase (Decrease) in Net Assets Resulting from Operations	$104,893

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2007	Year Ended
	(unaudited)	December 31, 2006
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$3,296	$4,614
Net Realized Gain (Loss)	44,944	92,112
Change in Unrealized Appreciation (Depreciation)	56,653	37,793
Net Increase (Decrease) in Net Assets Resulting from Operations	104,893	134,519
Distributions from and/or in Excess of:
Net Investment Income	(2,151)	(8,341)
Capital Share Transactions:
Repurchase of Shares (509,344 and 278,016 shares, respectively)	(9,860)	(4,544)
Total Increase (Decrease)	92,882	121,634
Net Assets:
Beginning of Period	737,472	615,838
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(7,194) and $(8,339), respectively)	$830,354	$737,472

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended
	June 30, 2007		Year Ended December 31,
	(unaudited)		2006	2005	2004	2003	2002
	$20.92		$17.33	$14.58	$12.29	$8.57	$9.24
Net Investment Income (Loss)†	0.09		0.13	0.11	0.09	0.05	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.92		3.69	2.81	2.31	3.75	(0.70)
Total from Investment Operations	3.01		3.82	2.92	2.40	3.80	(0.68)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.24)	(0.18)	(0.11)	(0.09)	(0.01)
Anti-Dilutive Effect of Share Repurchase Program	0.02		0.01	0.01	0.00#	0.01	0.02
Net Asset Value, End of Period	$23.89		$20.92	$17.33	$14.58	$12.29	$8.57
Per Share Market Value, End of Period	$20.50		$19.11	$15.53	$12.81	$10.85	$7.20
TOTAL INVESTMENT RETURN:
Market Value	7.58	%**	24.62%	22.58%	19.06%	51.87%	(3.77)%
Net Asset Value (1)	14.62	%**	22.27%	20.11%	19.63%	44.48%	(7.12)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$830,354		$737,472	$615,838	$520,127	$439,774	$308,817
Ratio of Expenses to Average Net Assets(2)	1.12	%*	1.16%	1.17%	1.18%	1.26%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.86	%*	0.69%	0.73%	0.66%	0.51%	0.17%
Portfolio Turnover Rate	23	%**	43%	28%	25%	34%	37%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.17	%*	1.21%	1.22%	1.19%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.81	%*	0.64%	0.68%	0.65%	N/A	N/A

(1)     Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

†        Per share amount is based on average shares outstanding.

#       Amount is less than $0.005 per share.

*       Annualized

**     Not Annualized

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements

The Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”) was incorporated in Maryland on February 28, 1994, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities.

A.                 Accounting Policies:   The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                   Security Valuation:   Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.                  Repurchase Agreements:   The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.                   Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•    investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•    investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.                   Derivatives:   The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured products. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts:    The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Structured Securities: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

Over-the-Counter Trading:   Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant spreads may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

5.                   New Accounting Pronouncements:   In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – including an amendment of FASB Statement No. 115”(“SFAS 159”), which is effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. The fair value option may be applied instrument by instrument, is irrevocable and is applied only to entire instruments and not to portions of instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management is currently evaluating the impact the adoption of SFAS 159 will have on the Fund’s financial statement disclosures.

6.                 Other:   Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.      Investment Advisory Fees:   Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly net assets.

C.      Administration Fees:   MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average daily net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2007, $201,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.      Custodian Fees:   JPMorgan Chase Bank, N.A., (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.      Federal Income Taxes:   It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. The Fund adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on June 30, 2007. As of June 30, 2007, this did not result in an impact to the Fund’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2006 and 2005 was as follows:

2006 Distributions Paid From: (000)		2005 Distributions Paid From: (000)
	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$8,341	$—	$6,550	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and gains on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at June 30, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$244	$(244)	$—

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary Income	Long-term Capital Gain
(000)	(000)
$2,150	$—

At June 30, 2007, the U.S. Federal income tax cost basis of investments was approximately $587,158,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $245,119,000 of which $265,281,000 related to appreciated securities and $20,162,000 related to depreciated securities.

At December 31, 2006, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $24,189,000 available to offset future capital gains, of which $20,359,000 will expire on December 31, 2009 and $3,830,000 will expire on December 31, 2010. During the year ended December 31, 2006, the Fund utilized capital loss carryforward for U.S. Federal income tax purposes of approximately $91,981,000.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F.                   Contractual Obligations:   The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.                 Security Transactions and Transactions with Affiliates:   The Fund invests in Morgan Stanley Growth Fund, a closed-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund was acquired at a cost of $1,592,902. As of June 30, 2007, there were no income distributions earned by the Fund. During the six months ended June 30, 2007, there were no purchases or sales of the Morgan Stanley Growth Fund.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio (the “Liquidity Fund”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to the advisory and administration fees paid by the Liquidity Fund with respect to assets invested by the Fund in the Liquidity Fund. For the six months ended June 30, 2007, advisory fees paid were reduced by $4,000 relating to the Fund’s investment in the Liquidity Fund. Income distributions earned by the Fund are recorded as interest from affiliates in the Statement of Operations and totaled $134,000. During the six months ended June 30, 2007, cost of purchases and sales in the Liquidity Fund were $31,882,000 and $19,614,000 respectively.

During the six months ended June 30, 2007, the Fund made purchases and sales totaling approximately $175,350,000 and $183,608,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended June 30, 2007, the Fund incurred $67,038 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

Additionally, during the six months ended June 30, 2007, the Fund paid $193 brokerage commissions to China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

H.                 Other:   On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the six months ended June 30, 2007, the Fund repurchased 509,344 of its shares at an average discount of 12.13% from net asset value per share. Since the inception of the program, the Fund has repurchased 16,184,792 of its shares at an average discount of 19.63% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On June 19, 2007 the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.0619 per share, derived from net investment income, payable on July 13, 2007, to stockholders of record on June 29, 2007.

I.                      Supplemental Proxy Information:   On June 19, 2007, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Frank L. Bowman	18,067,267	453,505
James F. Higgins	18,094,295	426,477
Manuel H. Johnson	18,060,952	459,820

J.                   Subsequent Event:   On July 1, 2007, the Stockholder Servicing Agent changed from American Stock Transfer & Trust Company to Computershare Trust Company, N.A. Requests for information or any correspondence concerning the Dividend Reinvestment and Cash Purchase Plan after July 1, 2007 should be directed to Computershare Trust Company, N.A. P.O. Box 43010, Providence, Rhode Island 02940-3010, 1 (800) 231-2608.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s
e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Morgan Stanley Asia-Pacific Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Asia-Pacific Fund, Inc.

American Stock Transfer & Trust Company

Dividend Reinvestment and Cash Purchase Plan

59 Maiden Lane

New York, New York 10030

Morgan Stanley Asia-Pacific Fund, Inc.

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.   What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•           We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•           We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•           We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•           We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•           If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.   When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

Morgan Stanley Asia-Pacific Fund, Inc.

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (cont’d)

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Asia-Pacific Fund, Inc.

Directors

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairman of the Board and Director

Ronald E. Robison

President and Principal Executive Officer

J. David Germany

Vice President

Dennis F. Shea

Vice President

Amy R. Doberman

Vice President

Stefanie V. Chang Yu

Vice President

James W. Garrett

Treasurer and Chief Financial Officer

Carsten Otto

Chief Compliance Officer

Thomas A. Perugini

Assistant Treasurer

Mary E. Mullin

Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10030

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/im.

© 2007 Morgan Stanley

CEAPFSAN   IU07-02968I-Y06/07

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Morgan Stanley Asia-Pacific Fund, Inc.*

			TOTAL NUMBER OF SHARES PURCHASED AS PART OF PUBLICLY	MAXIMUM NUMBER OF SHARES THAT MAY YET BE PURCHASED UNDER
Period	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	ANNOUNCED PLANS OR PROGRAMS	THE PLANS OR PROGRAMS
January	36,676	$18.92	36,676	Unlimited
February	117,485	$19.16	117,485	Unlimited
March	126,646	$18.63	126,646	Unlimited
April	64,551	$19.76	64,551	Unlimited
May	156,110	$19.82	156,110	Unlimited
June	7,876	$20.29	7,876	Unlimited

1

*  The Share Repurchase Program commenced on 1/23/1998.

The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded  that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably  likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Asia-Pacific Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 9, 2007

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 9, 2007